                                                       EXHIBIT 10(a)

                        AGREEMENT OF PURCHASE AND SALE

     THIS AGREEMENT is made as of the 12th day of June, 1996, by and between Seller and Purchaser (such parties being hereinafter defined).

                                   ARTICLE I
                                  Definitions

     As used in this Agreement, unless the context otherwise requires or it is otherwise herein expressly provided, the following terms shall have the following meanings:

1.1  IBC PROPERTY:

                         (a) A one and one tenth percent (1.1%) share of the limited partnership interests in Wakefield Terrace Associates limited partnership, a Maryland limited partnership;

                         (b) A one and one tenth percent (1.1%) share of the limited partnership interests in Wakefield Third Age Associates limited partnership, a Maryland limited partnership;

                         (c) A one and one tenth percent (1.1%) share of the limited partnership interests in Palmer Apartments Associates limited partnership, a Maryland limited partnership;

                         (d) A one and one tenth percent (1.1%) share of the limited partnership interests in Headen House Associates limited partnership, a Maryland limited partnership;

1.2  PURCHASER:          Interstate General Company, L.P., a Delaware limited
                         partnership, its assignees, designees or nominees, with an address at:

                         222 Smallwood Village Center
                         St. Charles, MD  20602

1.3  SELLER:             Interstate Business Corporation, a corporation
                         organized and existing under the laws of Delaware, with an address at:

                         222 Smallwood Village Center
                         St. Charles, MD  20602

1.4  SETTLEMENT:         The consummation of the sale and purchase provided for
                         in this Agreement to occur as provided in Article VII hereof.

1.5  IBC PARTNERSHIPS:   Each of Wakefield Terrace Associates Limited
                         Partnership, Wakefield Third Age Associates Limited
                         Partnership, Palmer Apartments Associates Limited
                         Partnership, Headen House Associates Limited
                         Partnership.

1.6  IBC PARTNERSHIP
     AGREEMENTS:         Each of the Partnership Agreements under which each of
                         the IBC Partnerships is currently organized.

1.7  EXISTING IBC
     INDEBTEDNESS:       The outstanding principal and accrued interest payable
                         by Seller to Purchaser as of the date of the Settlement in the amount of $69,502.00 identified on Exhibit A hereto.

1.8  PURCHASE PRICE:          $69,502.00


                                  ARTICLE II

                               Sale and Purchase

     2.1 Purchase. For and in consideration of the mutual promises, covenants, representations, warranties, and agreements contained herein:

          (a) Seller shall sell and convey and Purchaser shall purchase the IBC Property; and

          (b) in consideration therefor, Purchaser shall release and discharge that portion of the Existing IBC Indebtedness equal to the Purchase Price.

     2.2 Effect of Settlement on Existing IBC Indebtedness. Subject to the condition that Seller complies with all of its obligations hereunder, upon Settlement, the Existing IBC Indebtedness shall be discharged to the extent of the Purchase Price.

                                  ARTICLE III

                   Representations and Warranties of Seller

     Seller represents and warrants to Purchaser that as of the date of the execution of this Agreement, and as of the date of Settlement:

     3.1 Legal Status. Seller is a corporation organized, validly existing, and in good standing under the laws of Delaware and subject to the performance by Seller of its obligations under Section 6.1 hereof, (i) Seller has the power to enter into this Agreement and to consummate the transactions provided for herein; (ii) the undersigned officers of Seller have full power, authority and legal right to enter into this Agreement on behalf of Seller; and (iii) no other party has any right, title or interest in any of the IBC Property.

     3.2 Compliance with Other Instruments, etc. Neither the entering into of this Agreement nor the consummation of the transactions contemplated hereby will constitute or result in a violation or breach by Seller of its Articles of Incorporation, by-laws and other corporate documents, or, subject to the performance by Seller of its obligations under Section 6.1 hereof, of any contract or other instrument to which it is a party, or to which it is subject or by which it or any of its assets or properties may be bound.

     3.3 Compliance with Laws, etc. Neither the entering into of this Agreement nor the consummation of the transactions contemplated hereby will constitute or result in a violation or breach by Seller of any judgment, order, writ, injunction or decree issued against or imposed upon it, or result, subject to the performance by Seller of its obligations under Section 6.1 hereof, in a violation of any applicable law, order, rule or regulation of any governmental authority. There is no action, suit, proceeding or investigation pending in any court or before or by any federal, district, county, or municipal department, commission, board, bureau, agency or other governmental instrumentality. which would prevent the consummation of the transactions contemplated by this Agreement or which would become a cloud on the title to the IBC Property or any portion thereof or which questions the validity or enforceability of the transactions contemplated by this Agreement or any action taken pursuant hereto. No approval, consent, order or authorization of, or designation, registration or filing (other than for recording purposes) with any governmental authority is required in connection with the due and valid execution and delivery of this Agreement by Seller and its compliance with the provisions hereof and the consummation of the transactions contemplated hereby except as provided in Section 6.1 hereof.

     3.4  The IBC Property.

          (a) The percentages of partnership interests of each of the IBC Partnerships and the persons or entities owning the same are, and shall be immediately prior to Settlement, as set forth on Exhibit B hereto.

          (b) Seller shall have delivered to the Purchaser at or prior to Settlement copies of all of the documents, agreements and other items and materials required to be delivered by Seller hereunder and there have not been and will not be pending as of Settlement any changes thereto or amendments thereof without the prior written approval of Purchaser.

          (c) The partnership interests as shown on Exhibit B are fully paid and non-assessable. Seller has good and marketable title to the IBC Property and, subject to performance by Seller of its obligations under Section 6.1 hereof, has the sole and entire right, power, capacity and authority to
(i) enter into this Agreement and to sell, deliver, convey, assign and transfer all right, title and interest in and to the IBC Property, free and clear of any option, call, contract, commitment, demand, lien, claim, pledge, charge, security interest, or encumbrance whatsoever, and (ii) to vest in Purchaser good and marketable title to the IBC Property, free and clear of all liens, encumbrances and adverse claims whatsoever. Seller has not granted any option or otherwise made any commitment to any person to sell, exchange, transfer or dispose of any of the IBC Property, other than as set forth in this Agreement.

          (d) Except as set forth in Schedule 3.4(d) hereto, there will not be pending or threatened on the Settlement date any litigation, proceeding or investigation which may result in any material adverse change in the financial condition, assets, liabilities or business of the Seller, or in the final valuation of the IBC Property, and Seller does not know of any basis for any such litigation, proceeding or investigation.

          (e) To the best of Seller's knowledge, Seller is not in violation of any order, judgment, law, statute, regulation or ordinance.

          (f) Neither the execution and delivery of this Agreement nor the sale of the IBC Property hereunder will, subject to the performance by Seller of its obligations under Section 6.1 hereof, violate any provision of, or result in the acceleration of any obligation under, any security, mortgage, note, debenture, loan, lease, agreement, instrument, order, judgment or decree to which either the Seller or any of the IBC Partnerships is a party or by which either the Sellers or any of the IBC Partnerships is bound.

          (g) The board of directors of Seller has duly approved the transactions contemplated by this Agreement and has authorized the execution and delivery of this Agreement by the officers of Seller who are executing this Agreement and have all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions provided for herein.

          (h) There are no actions or proceedings pending or threatened to liquidate, reorganize or dissolve the Seller or any of the IBC Partnerships.

          (i) Between the date hereof and Settlement, Purchaser or its agents shall be given complete and unlimited access to the records of Seller relating to the IBC Property.

          (j) All federal, state and local income, withholding, sales, franchise and other taxes due or payable by the Seller with respect to the IBC Property have been paid by the Seller and all returns due with respect thereto have been filed. Seller does hereby indemnify and hold harmless Purchaser against any loss, cost, damage or expense arising from nonpayment of any taxes whatsoever owed by the Seller or which may be assessed against the Seller for periods prior to Settlement.

          (k) No representation, warranty or covenant by Seller or in this Agreement, or any statement, certificate or schedule made, furnished or to be furnished to Purchaser pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained therein not misleading.

          (l) Notwithstanding any investigation or audit conducted before or after Settlement, and notwithstanding any facts or circumstances which any party may have obtained or discovered as a result of such investigation, audit or otherwise, the parties shall be entitled to rely upon the representations and warranties set forth herein.

     3.5 Violations. To the best of Seller's knowledge, there are no violations of, and Seller has received no notice or other record of any violations of, any federal, district or municipal laws, ordinances, orders, regulations and requirements affecting the IBC Property or any portion thereof.

     3.6 Full Disclosure. Seller knows of no materially adverse fact affecting or threatening to affect the IBC Property which has not been disclosed to Purchaser in this Agreement.

     3.7 Completeness of Representations. No representation or warranty made by Seller in this Agreement or as provided herein contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained herein not false or misleading.


                                  ARTICLE IV

                  Representations and Warranties of Purchaser

     Purchaser represents and warrants to Seller that as of the date of the execution of this Agreement, and as of the date of Settlement:

     4.1 Legal Status. (i) Purchaser is a limited partnership organized, validly existing, and in good standing under the laws of Delaware;

(ii) Purchaser has the power to enter into this Agreement and to perform its obligations as provided for herein; and (iii) the undersigned have full power, authority and legal right to enter into this Agreement on behalf of Purchaser, and to consummate the transaction provided for herein.

     4.2 Compliance with Other Instruments, etc. Neither the entering into of this Agreement nor the consummation of the transactions contemplated hereby will constitute or result in a violation or breach by Purchaser of its limited partnership agreement or other corporate documents, or, subject to the performance by Seller of its obligations under Section 6.1 hereof, of any contract or other instrument to which it is a party, or to which it is subject or by which it or any of its assets or properties may be bound.

     4.3 Compliance with Laws, etc. Neither the entering into of this Agreement nor the consummation of the transactions contemplated hereby will constitute or result in a violation or breach by Purchaser of any judgment, order, writ, injunction or decree issued against or imposed upon it, or will result, subject to the performance by Seller of its obligation under Section
6.1 hereof, in a violation of any applicable law, order, rule or regulation of any governmental authority. Except as set forth in Schedule 3.4(d) hereto, there is no action, suit, proceeding or investigation pending in any court or before or by any federal, district, county, or municipal department, commission, board, bureau, agency or other governmental instrumentality which would prevent the consummation of the transactions contemplated by this Agreement or which questions the validity or enforceability of the transaction contemplated by this Agreement or any action taken pursuant hereto. No approval, consent, order or authorization of, or designation, registration or filing (other than for recording purposes) with any governmental authority is required in connection with the due and valid execution and delivery of this Agreement by Purchaser and its compliance with the provisions hereof and consummation of the transactions contemplated hereby except as provided in
Section 6.1 hereof.

     4.4  No violation.       Except as set forth in Schedule 3.4(d) hereto,
the Purchaser is not in violation of any order, judgment, law, statute, regulation or ordinance.

     4.5 Authorization. The general partners of Purchaser have duly approved the transactions contemplated by this Agreement and have authorized the execution and delivery of this Agreement by the undersigned on behalf of Purchaser.

     4.6 No Liquidation. There are no actions or proceedings pending or threatened to liquidate, reorganize or dissolve the Purchaser.


                                   ARTICLE V

        Survival of Representations and Warranties; Further Assurances

     5.1  Survival and Merger.  The representations and warranties set forth in
Article III and IV of this Agreement shall be deemed to have been made again on and as of the date of Settlement and shall then be true and correct and shall remain operative and shall survive the Settlement and the execution, delivery and recordation of the Instruments of Conveyance and shall not be merged therein. Purchaser shall have the right to exercise any and all legal and equitable rights and remedies for any breach of Seller's representations and warranties hereunder which are disclosed after Settlement.

     5.2  Further assurances; Hold Harmless.

          (a) Seller agrees that, upon request of Purchaser, it shall (or direct its officers and employees to, if applicable) execute and deliver all documents, and take any other actions which may in the reasonable opinion of Purchaser be necessary or desirable to protect or record the right or title of Purchaser to the IBC Property, or to aid in the prosecution or defense of any rights arising therefrom, all without further consideration.

          (b) Seller agrees to indemnify and hold harmless Purchaser at all times after the Settlement against and with respect to: (i) any breach by Seller of any of its obligations, representations or warranties hereunder,
(ii) any cost, expense or damages incurred by Purchaser in connection with perfecting its right and title to the IBC Property, (iii) any claim asserted by any of the IBC Partnerships against Purchaser for any unsatisfied obligation of Seller to any such IBC Partnership, (iv) any failure to obtain the consent or the approval in Section 6.1 hereof or (vi) any claim asserted by HUD (defined below), other government agency or any lending institution arising from consummation of the transactions contemplated hereby.


                                  ARTICLE VI

                    Covenants and Conditions of Settlement

     The obligations of the Purchaser hereunder shall be subject to the fulfillment of the following conditions, and the Seller agrees to fulfill such conditions:

     6.1 Instruments of Conveyance. Seller shall execute and deliver to the Purchaser appropriate assignments of the IBC Property. Such assignments shall be substantially in form and substance equivalent to the Assignment and Assumption Agreements attached hereto as Exhibit C. The assignments contemplated herein shall be expressly subject, if required, to the approval of the U.S. Department of Housing and Urban Development ("HUD), or other governmental agency or lending institution (provided, however, that such approval need not be received prior to Settlement hereunder), and shall, as required, require that the assignee thereunder expressly assume any applicable Regulatory Agreement or similar instrument. Seller shall obtain all such approvals, if required, by August 12, 1996.

     6.2 Property Information. Promptly upon execution and delivery of this Agreement, Seller shall deliver to Purchaser such information as is requested by Purchaser with respect to the IBC Property.

     6.3 Original Documents. At Settlement, Seller shall deliver to Purchaser all original documents pertaining to the IBC Property which it has in its possession.

     6.4 Certification. In the event Seller shall have complied with any of the foregoing provisions relating to furnishing information to Purchaser relating to the IBC Property, a certification by Seller that such documentation is true, correct, and complete as of the date of Settlement shall be deemed to satisfy such requirements.

     6.5 Satisfaction of Liens. Any and all liens, of any type whatsoever, with respect to the IBC Property, or as to which it may be subject, shall have been satisfied or otherwise released of record by Seller, prior to Settlement, or provision satisfactory to Purchaser shall have been made by Seller for its full and complete release.

     6.6 Settlement Representations and Warranties. At Settlement, each of the representations and warranties of the Seller contained in this Agreement is deemed to have been made again on and as at the Settlement and shall be true and correct in all material respects as at the Settlement. Seller shall indemnify and hold harmless Purchaser from and against all loss, damages, costs or expenses (including reasonable attorney's fees) resulting from or in any way related to any breach thereof.

     6.7 Purchaser Consents. To the extent required under the IBC Partnership Agreements, but subject to performance by Seller of its obligations under
Section 6.1 hereof, upon Settlement, Purchaser, in its capacity a general partner of the IBC Partnerships (or, as the case may be, in its capacity as general partner of Interstate General Properties Limited Partnership S.E. which, in turn, is general partner of certain of the IBC Partnerships) shall be deemed hereby to have consented to the transfers of the IBC Property.


                                  ARTICLE VII

                                  Settlement

     7.1 Settlement. Settlement shall take place in the office of the Purchaser's designated legal counsel at ________ on the day established by this Agreement. Settlement hereunder shall occur no later than June 12, 1996.


                                 ARTICLE VIII

                            Default and Termination

     8.1 Purchaser's Default. If the transaction herein contemplated shall not be consummated on the date of Settlement because of the Purchaser's default, then Seller may exercise any and all legal and equitable rights or remedies available to it, including, without limitation, the right to specific performance and/or recovery of damages.

     8.2 Seller's Default. If the transactions herein contemplated shall not be consummated on the date of Settlement because of Seller's default, then Purchaser may exercise any and all legal and equitable rights or remedies available to it, including, without limitation, the right to specific performance and/or recovery of damages.


                                  ARTICLE IX

                           Recision and Reformation

     9.1  Reformation in Certain Events.  If (i) the approval referred to in
Section 6.1 hereof with respect to any portion of the IBC Property is not obtained if required or (ii) in the opinion of counsel to Purchaser, any such approvals that are obtained are insufficient to vest in Purchaser free and clear title to any portion of the IBC Property, or (iii) HUD or any governmental agency or lending institution commences or threatens to commence a legal proceeding arising from the consummation of the transactions contemplated hereby in which HUD or such other agency or institution either asserts rights in any portion of the IBC Property or claims which, in the reasonable opinion of Purchaser, may materially reduce the value of any portion of the IBC Property (any such event being referred to herein as a "Transfer Defect"), then Purchaser, at its option, may rescind to purchase the sale of such portion of the IBC Property. Promptly upon receipt of notice of such recision, the Existing IBC Indebtedness shall be reinstated in the principal amount equal to the Appraised Value of such portion of the IBC Property.

     9.2 Recision. If, as a result of one or more Transfer Defects, Purchaser determines that it is unable to obtain substantially all of the benefits of ownership of the IBC Property or otherwise is deprived of any material inducement to its willingness to enter into and perform this Agreement, Purchaser, by notice to Seller, may rescind the purchase and sale of the IBC Property. In such event the Existing IBC Indebtedness shall no longer be deemed to be discharged and Seller shall remain obligated to pay the Existing IBC Indebtedness and any interest accrued thereon from the date of Settlement.

     9.3 Procedures. Upon any recision in accordance with Section 9.1 or 9.2 hereof, Purchaser and Seller shall execute any such documents and take any such action as shall be determined by either to be necessary or desirable to restore the benefits of ownership of any affected portion of the IBC Property to the status quo immediately preceding the Settlement. Seller shall bear all costs and expenses of any such recision.


                                   ARTICLE X

                              General Provisions

     10.1 Modifications and Waivers. No modification, waiver, amendment, discharge or change of this Agreement, except as otherwise provided herein, shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge or change is sought. This Agreement contains the entire agreement between the parties relating to the transactions contemplated hereby, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged herein.

     10.2 Successors and Assigns. All terms of this Agreement shall be binding upon, and inure to the benefit of and be enforceable by the parties hereto and their respective legal representatives, successors and assigns.

     10.3 Governing Law. This Agreement is intended to be performed in the State of Maryland and shall be construed and enforced in accordance with the internal laws thereof.

     10.4 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, or by recognized air courier, or if sent by registered or certified mail, return receipt requested, and postage prepaid, to a party at its address set forth above, or at such other address as such party may specify from time to time by written notice to the other party.

     10.5 Exhibits. All exhibits and schedules referred to herein and attached hereto are incorporated by reference into this Agreement.

     10.6 Severability. If any provision of this Agreement or any application thereof shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions hereof and any other application thereof shall not in any way be affected or impaired, and such remaining provisions shall continue in full force and effect.

     10.7 Construction. Each party hereto and its counsel has reviewed and revised (or requested revisions of) this Agreement, and the normal rule of construction that any ambiguities are to be resolved against the drafting party shall not be applicable in the construction and interpretation of this Agreement.

     10.8 Time Periods. Any time period hereunder which expires on, or any date hereunder which occurs on, a Saturday, Sunday or legal United States holiday, shall be deemed to be postponed to the next business day. The first day of any time period hereunder which runs "from" or "after" a given day shall be deemed to occur on the day subsequent to that given day.

     10.9 Captions. The captions of this Agreement are inserted for convenience of reference only and do not define, describe or limit the scope or the intent of this Agreement or any term hereof.

     10.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     10.11 Remedies Cumulative. Notwithstanding anything else herein to the contrary, the remedies of each party provided for herein shall be cumulative. The existence of any one remedy shall not impair the right of any party to seek and obtain any other remedy available to such party hereunder or otherwise under applicable law or equity.

     10.12 Broker's Fees. Purchaser and Seller each hereby warrant and represent to the each other that they have not dealt with any broker or agent in connection with the transactions contemplated herein. Each party hereto hereby indemnifies and holds harmless the other party from and against any and all claims, demands, causes of action, loss, damage, liabilities, costs and expenses (including reasonable attorney's fees) arising from any inaccuracy or breach of the foregoing warranty and representation.

     10.13 Expenses. Seller shall bear all costs of the transactions contemplated by this Agreement including the cost of the Appraisals, except for the fees and expenses of Purchaser's counsel in negotiating this Agreement, which shall be borne by Purchaser.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                   SELLER:

ATTEST                             INTERSTATE BUSINESS CORPORATION


/s/ Paula S. Biggs                 By   /s/ J. Michael Wilson
_____________________________           ___________________________________
Name Paula S. Biggs                Name J. Michael Wilson
     ------------------------           -----------------------------------
Its [Assistant] Secretary          Its  President
                                        -----------------------------------


                                   PURCHASER:

                                   INTERSTATE GENERAL COMPANY, L.P.

ATTEST                             By:  Interstate General Management
                                        Corporation, general partner


/s/ Steven Rigelsky                By   /s/ John E. Hans
- -----------------------------           ----------------------------------
Name Steven Rigelsky               Name John E. Hans
     ------------------------           ----------------------------------
Its [Vice President]               Its  Senior Vice President
                                        ----------------------------------

                                                            Exhibit A

      APPRAISED VALUE OF INTERSTATE BUSINESS CORP'S PARTNERSHIP INTEREST

                                 Wakefield Wakefield
                                  Terrace  Third Age Palmer   House    Total
                                 --------- --------- ------- -------  --------

Estimated fair market value       $ 7,600  $ 3,600   $ 8,000 $10,400  $ 29,600
Outstanding mortgage               (5,177)  (2,415)   (4,394) (4,776)  (16,762)
                                  -------  -------   ------- -------  --------
Cash available for distribution   $ 2,423  $ 1,185   $ 3,606 $ 5,624  $ 12,838
                                  =======  =======   ======= =======  ========

Priority of distribution
  Working capital loans     IGC   $     6  $     3   $     6 $     7  $     22
                            IBC                                             --
  Unrecoverable receivable  IGC                                             --
                            IBC                                             --
  Long term receivables     IGC       105       89       391     334       919
                            IBC                                             --
  Unrecovered capital       IGC                                             --
                            IBC       310       68        --      --       378
                            Other     298       65                         363
  Distributions             IGC       852      480     1,605   2,642     5,579
                            IBC       435      245       818   1,347     2,845
                            Other     417      235       786   1,294     2,732
                                  -------  -------   ------- -------  --------
                                  $ 2,423  $ 1,185   $ 3,606 $ 5,624  $ 12,838
                                  =======  =======   ======= =======  ========
Recap:
  IGC
    Working capital loans         $     6  $     4   $     6 $     7  $     23
    Working capital loans
      unrecoverable                                                         --
    Long term receivables             105       89       391     334       919
    Unrecovered capital                --       --        --      --        --
    Distributions                     852      479     1,605   2,642     5,578
    JJW share                         (17)     (10)      (32)    (53)     (112)
                                  -------  -------   ------- -------  --------
                                  $   946  $   562   $ 1,970 $ 2,930  $  6,408
                                  =======  =======   ======= =======  ========
  IBC
    Working capital loans              --       --        --      --        --
    Working capital loans
      unrecoverable                    --       --        --      --        --
    Long term receivables              --       --        --      --        --
    Unrecovered capital               310       68        --      --       378
    Distributions                     434      245       818   1,347     2,844
                                  -------  -------   ------- -------  --------
                                  $   744  $   313   $   818 $ 1,347  $  3,222
                                  =======  =======   ======= =======  ========

                                     97.8%    97.8%     97.8%   97.8%     49.9%

                                  $   728  $   306   $   801  $1,319  $  3,153
Balance                     $     $    16  $     7   $    18  $   29  $     69
                            %         1.1%     1.1%      1.1%    1.1%

                                                            Exhibit B

                        INTERSTATE BUSINESS CORPORATION
                    LIMITED PARTNERSHIP OWNERSHIP INTERESTS



Partnership                                                        Ownership

Wakefield Terrace Associates Limited Partnership                      1.1%
Wakefield Third Age Associates Limited Partnership                    1.1%
Palmer Apartments Associates Limited Partnership                      1.1%
Headen House Associates Limited Partnership                           1.1%

                                                            Exhibit C


                      ASSIGNMENT OF PARTNERSHIP INTEREST
                       AND AMENDMENT TO THE AGREEMENT OF
                            LIMITED PARTNERSHIP OF
                         WAKEFIELD TERRACE ASSOCIATES


          This Agreement is made as of the 12th day of June, 1996, by and between Interstate Business Corporation, a Delaware corporation ("IBC") and Interstate General Company L.P., a Delaware Limited Partnership ("IGC") and Interstate General Properties Limited Partnership S.E., a Maryland Limited Partnership ("IGP").

          WHEREAS, IGP is the sole general partner of Wakefield Terrace Associates, a Maryland Limited Partnership, (the "Partnership"); and

          WHEREAS, IBC is the successor in interest to King Charles, Inc. and has previously assigned to IGC a 49.9% share of the limited partnership interests in the Partnership; and

          WHEREAS, IBC wishes to assign its remaining 1.1% share of the limited partnership interests in the Partnership to IGC and IGP wishes to amend the Agreement of Limited Partnership of the Partnership as amended (the "Partnership Agreement") to reflect the assignment of limited partnership interest from IBC to IGC.

                             W I T N E S S E T H :

          In consideration of the mutual promises of the parties hereto and of other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto intending legally to be bound hereby agree as follows:

          1. Assignment. IBC does hereby sell, transfer, assign, and convey to IGC all of its right, title and interest in and to a 1.1% share of the limited partnership interests including but not limited to IBC's interest in the capital or income of the Partnership attributable to that 1.1% share of the limited partnership interests in the Partnership.

          2. Acceptance of Assignment. IGC does hereby accept the assignment as provided for in Section 1.

          3. Amendment of Partnership Agreement. The Partnership Agreement is hereby amended to substitute IGC for IBC as the owner of a 1.1% share of the limited partnership interests in the Partnership.

          4. Effective Date. This agreement shall be effective as of June 12, 1996, subject to the receipt of final HUD approval of the assignment of the partnership interest, being conveyed hereby, to the extent HUD determines that its approval is required. IBC will, if necessary, obtain the final HUD consent by August 12, 1996. In the event of any Partnership distributions, IBC will make payments to IGC in amounts necessary to afford to IGC economic benefits equivalent to full ownership of the partnership interests being conveyed hereby. This assignment is given pursuant to and is subject to the provisions of the Agreement of Purchase and Sale of even date herewith between IGC and IBC (the "Sales Agreement").

          5.   Representations and Warranties of the IBC.

               (a) IBC represents and warrants that it is a corporation in good standing, duly organized, and existing under the laws of the State of Delaware, that it has the lawful authority to enter into and perform this agreement and by proper action has duly authorized the execution, delivery and performance of this agreement, and that upon execution and delivery of this agreement by IBC, IGC, and IGP, this agreement will be valid and binding on IBC and enforceable against IBC in accordance with its terms. IBC also represents and warrants that it has made no assignment or attempted assignment of the 1.1% share of the limited partnership interests in the Partnership other than the assignment contemplated by this agreement and that, on June 12, 1996, provided this agreement has been executed by IBC, IGC, and IGP good and marketable title to the 1.1% share of the limited partnership interests in the Partnership will be assigned in accordance with the terms of this agreement to IGC.

               (b) IGC represents and warrants that it is a limited partnership in good standing, duly organized, and existing under the laws of the State of Delaware, that it has the lawful authority to enter into and perform this agreement and by proper action has duly authorized the execution and delivery of this agreement, and that upon execution and delivery of this agreement by IBC, IGC, and IGP this agreement will be valid and binding on IGC and enforceable against IGC in accordance with its terms.

               (c) IGP represents and warrants that it is a limited partnership in good standing, duly organized and existing under the laws of the State of Maryland, that it has the lawful authority to enter into and perform this Agreement and by proper action has duly authorized the execution and delivery of this Agreement, and upon execution and delivery of this Agreement, by IBC, IGC and IGP, this Agreement will be valid and binding on IGP and enforceable against IGP in accordance with its terms.

          6. Governing Law. This agreement shall be construed in accordance with and governed by the laws of the State of Maryland.

          7. Counterparts. This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which shall constitute a single agreement.

          8. Headings. The headings in this agreement are for convenience only and do not constitute a part of the agreement.

          9.   Agreement Entire.   Except as provided in the Sales Agreement,
this agreement sets forth all (and it is intended by the parties hereto to be an integration of all) of the promises, agreements, conditions, understandings, warranties and representations among the parties hereto with respect to the matters contained herein, and there are no promises, agreements, conditions, understandings, warranties or representations, oral or written, expressed or implied, among them other than as set forth herein.

          10. Binding Effect. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal and legal representatives, successors and assigns. Any conflict between this agreement and the Sales Agreement shall be resolved in favor of the Sales Agreement.

          11. Notices. All notices pertaining to the matters covered by this agreement shall be sent by certified or registered mail, with return receipt requested, and first class postage prepaid, (1) if to IGC, to 222 Smallwood Village Center, St. Charles, Maryland 20602, (2) if to IBC, to 222 Smallwood Village Center, St. Charles, Maryland 20602. (3) if to IGP, to 222 Smallwood
Village Center, St. Charles, Maryland 20602. Notices shall be deemed given on the date they are mailed.

          12. Gender and Number. Use of any gender herein shall be deemed to be or include the other genders and the use of the singular shall be deemed to be or include the plural (and vice versa) where appropriate.

          13. Severability. If any provisions of this agreement, or the application thereof to any person or circumstance, shall for any reason and to any extent be invalid and unenforceable, the remainder of this agreement and the application of such provision to other persons or circumstances shall not be affected thereby, and shall be enforced.

          IN WITNESS WHEREOF the parties hereto have signed this agreement under seal as of the 12th day of June, 1996.

                              Interstate Business Corporation

Attest /s/ Paula S. Biggs     By:  /s/ J. Michael Wilson
       ------------------          ----------------------------
Name:  Paula S. Biggs         Name: J. Michael Wilson
       ------------------          ----------------------------
Its:   Asst. Secretary        Its:  President
       ------------------          -----------------------------

                              Interstate General Company, L.P.
                              By:  Interstate General
                                   Management Corporation
                                   General Partner

Attest /s/ Steven Rigelsky    By:  /s/ John E. Hans
       -------------------         ---------------------------
Name:  Steven Rigelsky        Name: John E. Hans
       -------------------         ---------------------------
Its:   Vice President         Its:  Senior Vice President
       -------------------         ---------------------------

                              General Partner:

                              INTERSTATE GENERAL PROPERTIES
                              LIMITED PARTNERSHIP S.E.

                              By:  INTERSTATE GENERAL COMPANY L.P.
                                   General Partner

                                   By:  INTERSTATE GENERAL
                                        MANAGEMENT CORPORATION
                                        General Partner

Attest /s/ Steven Rigelsky    By:  /s/ John E. Hans
       -------------------         ---------------------------
Name:  Steven Rigelsky        Name: John E. Hans
       -------------------         ---------------------------
Its:   Vice President         Its:  Senior Vice President
       -------------------         ---------------------------

                                                            Exhibit C


                      ASSIGNMENT OF PARTNERSHIP INTEREST
                       AND AMENDMENT TO THE AGREEMENT OF
                            LIMITED PARTNERSHIP OF
                        WAKEFIELD THIRD AGE ASSOCIATES


          This Agreement is made as of the 12th day of June, 1996, by and between Interstate Business Corporation, a Delaware corporation ("IBC") and Interstate General Company L.P., a Delaware Limited Partnership ("IGC") and Interstate General Properties Limited Partnership S.E., a Maryland Limited Partnership ("IGP").

          WHEREAS, IGP is the sole general partner of Wakefield Third Age Associates, a Maryland Limited Partnership, (the "Partnership"); and

          WHEREAS, IBC is the successor in interest to King Charles, Inc. and has previously assigned to IGC a 49.9% share of the limited partnership interests in the Partnership; and

          WHEREAS, IBC wishes to assign the remaining 1.1% share of the limited partnership interests in the Partnership to IGC and IGP wishes to amend the Partnership Agreement of the Partnership (the "Partnership Agreement") to reflect the assignment of limited partnership interest from IBC to IGC.

                             W I T N E S S E T H :

          In consideration of the mutual promises of the parties hereto and of other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto intending legally to be bound hereby agree as follows:

          1. Assignment. IBC does hereby sell, transfer, assign, and convey to IGC all of its right, title and interest in and to a 1.1% share of the limited partnership interests including but not limited to IBC's interest in the capital or income of the Partnership attributable to that 1.1% share of the limited partnership interests in the Partnership.

          2. Acceptance of Assignment. IGC does hereby accept the assignment as provided for in Section 1.

          3. Amendment of Partnership Agreement. The Partnership Agreement is hereby amended to substitute IGC for IBC as the owner of a 1.1% share of the limited partnership interests in the Partnership.

          4. Effective Date. This agreement shall be effective as of June 12, 1996, subject to the receipt of final HUD approval of the assignment of the partnership interest, being conveyed hereby, to the extent HUD determines that its approval is required. IBC will, if necessary, obtain the final HUD consent by August 12, 1996. In the event of any Partnership distributions, IBC will make payments to IGC in amounts necessary to afford to IGC economic benefits equivalent to full ownership of the partnership interests being conveyed hereby. This assignment is given pursuant to and is subject to the provisions of the Agreement of Purchase and Sale of even date herewith between IGC and IBC (the "Sales Agreement").

          5.   Representations and Warranties of the IBC.

               (a) IBC represents and warrants that it is a corporation in good standing, duly organized, and existing under the laws of the State of Delaware, that it has the lawful authority to enter into and perform this agreement and by proper action has duly authorized the execution, delivery and performance of this agreement, and that upon execution and delivery of this agreement by IBC, IGC, and IGP, this agreement will be valid and binding on IBC and enforceable against IBC in accordance with its terms. IBC also represents and warrants that it has made no assignment or attempted assignment of the 1.1% share of the limited partnership interests in the Partnership other than the assignment contemplated by this agreement and that, on June 12, 1996, provided this agreement has been executed by IBC, IGC, and IGP good and marketable title to the 1.1% share of the limited partnership interests in the Partnership will be transferred in accordance with the terms of this agreement to IGC.

               (b) IGC represents and warrants that it is a limited partnership in good standing, duly organized, and existing under the laws of the State of Delaware, that it has the lawful authority to enter into and perform this agreement and by proper action has duly authorized the execution and delivery of this agreement, and that upon execution and delivery of this agreement by IBC, IGC and IGP, this agreement will be valid and binding on IGC and enforceable against IGC in accordance with its terms.

               (c) IGP represents and warrants that it is a limited partnership in good standing, duly organized and existing under the laws of the State of Maryland, that it has the lawful authority to enter into and perform this Agreement and by proper action has duly authorized the execution and delivery of this Agreement, and upon execution and delivery of this Agreement, by IBC, IGC and IGP, this Agreement will be valid and binding on IGP and enforceable against IGP in accordance with its terms.

          6. Governing Law. This agreement shall be construed in accordance with and governed by the laws of the State of Maryland.

          7. Counterparts. This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which shall constitute a single agreement.

          8. Headings. The headings in this agreement are for convenience only and do not constitute a part of the agreement.

          9.   Agreement Entire.   Except as provided in the Sales Agreement,
this agreement sets forth all (and it is intended by the parties hereto to be an integration of all) of the promises, agreements, conditions, understandings, warranties and representations among the parties hereto with respect to the matters contained herein, and there are no promises, agreements, conditions, understandings, warranties or representations, oral or written, expressed or implied, among them other than as set forth herein.

          10. Binding Effect. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal and legal representatives, successors and assigns. Any conflict between this agreement and the Sales Agreement shall be resolved in favor of the Sales Agreement.

          11. Notices. All notices pertaining to the matters covered by this agreement shall be sent by certified or registered mail, with return receipt requested, and first class postage prepaid, (1) if to IGC, to 222 Smallwood Village Center, St. Charles, Maryland 20602, (2) if to IBC, to 222 Smallwood Village Center, St. Charles, Maryland 20602. (3) If to IGP, to 222 Smallwood
Village Center, St. Charles, Maryland 20602. Notices shall be deemed given on the date they are mailed.

          12. Gender and Number. Use of any gender herein shall be deemed to be or include the other genders and the use of the singular shall be deemed to be or include the plural (and vice versa) where appropriate.

          13. Severability. If any provisions of this agreement, or the application thereof to any person or circumstance, shall for any reason and to any extent be invalid and unenforceable, the remainder of this agreement and the application of such provision to other persons or circumstances shall not be affected thereby, and shall be enforced.

          IN WITNESS WHEREOF the parties hereto have signed this agreement under seal as of the 12th day of June, 1996.

                              Interstate Business Corporation

Attest /s/ Paula S. Biggs     By:  /s/ J. Michael Wilson
       ------------------          ----------------------------
Name:  Paula S. Biggs         Name: J. Michael Wilson
       ------------------          ----------------------------
Its:   Asst. Secretary        Its:  President
       ------------------          -----------------------------

                              Interstate General Company, L.P.
                              By:  Interstate General
                                   Management Corporation
                                   General Partner

Attest /s/ Steven Rigelsky    By:  /s/ John E. Hans
       -------------------         ---------------------------
Name:  Steven Rigelsky        Name: John E. Hans
       -------------------         ---------------------------
Its:   Vice President         Its:  Senior Vice President
       -------------------         ---------------------------

                              General Partner:

                              INTERSTATE GENERAL PROPERTIES
                              LIMITED PARTNERSHIP S.E.

                              By:  INTERSTATE GENERAL COMPANY L.P.
                                   General Partner

                                   By:  INTERSTATE GENERAL
                                        MANAGEMENT CORPORATION
                                        General Partner

Attest /s/ Steven Rigelsky    By:  /s/ John E. Hans
       -------------------         ---------------------------
Name:  Steven Rigelsky        Name: John E. Hans
       -------------------         ---------------------------
Its:   Vice President         Its:  Senior Vice President
       -------------------         ---------------------------

                                                            Exhibit C


                      ASSIGNMENT OF PARTNERSHIP INTEREST
                       AND AMENDMENT TO THE AGREEMENT OF
                            LIMITED PARTNERSHIP OF
                         PALMER APARTMENTS ASSOCIATES


          This Agreement is made as of the 12th day of June, 1996, by and between Interstate Business Corporation, a Delaware corporation ("IBC") and Interstate General Company L.P., a Delaware Limited Partnership ("IGC") and Interstate General Properties Limited Partnership S.E., a Maryland Limited Partnership ("IGP").

          WHEREAS, IGP is the sole general partner of Palmer Apartments Associates, a Maryland Limited Partnership, (the "Partnership"); and

          WHEREAS, IBC is the successor in interest to King Charles, Inc. and has previously assigned to IGC a 49.9% share of the limited partnership interests in the Partnership; and

          WHEREAS, IBC wishes to assign its remaining 1.1% share of the limited partnership interests in the Partnership to IGC and IGP wishes to amend the Agreement of Limited Partnership of the Partnership as amended (the "Partnership Agreement") to reflect the assignment of limited partnership interests from IBC to IGC.

                             W I T N E S S E T H :

          In consideration of the mutual promises of the parties hereto and of other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto intending legally to be bound hereby agree as follows:

          1. Assignment. IBC does hereby sell, transfer, assign, and convey to IGC all of its right, title and interest in and to a 1.1% share of the limited partnership interests including but not limited to IBC's interest in the capital or income of the Partnership attributable to that 1.1% share of the limited partnership interests in the Partnership.

          2. Acceptance of Assignment. IGC does hereby accept the assignment as provided for in Section 1.

          3. Amendment of Partnership Agreement. The Partnership Agreement is hereby amended to substitute IGC for IBC as the owner of a 1.1% share of the limited partnership interests in the Partnership.

          4. Effective Date. This agreement shall be effective as of June 12, 1996, subject to the receipt of final HUD approval of the assignment of the partnership interest, being conveyed hereby, to the extent HUD determines that its approval is required. IBC will, if necessary, obtain the final HUD consent by August 12, 1996. In the event of any Partnership distributions, IBC will make payments to IGC in amounts necessary to afford to IGC economic benefits equivalent to full ownership of the partnership interests being conveyed hereby. This assignment is given pursuant to and is subject to the provisions of the Agreement of Purchase and Sale of even date herewith between IGC and IBC (the "Sales Agreement").

          5.   Representations and Warranties of the IBC.

               (a) IBC represents and warrants that it is a corporation in good standing, duly organized, and existing under the laws of the State of Delaware, that it has the lawful authority to enter into and perform this agreement and by proper action has duly authorized the execution, delivery and performance of this agreement, and that upon execution and delivery of this agreement by IBC, IGC and IGP, this agreement will be valid and binding on IBC and enforceable against IBC in accordance with its terms. IBC also represents and warrants that it has made no assignment or attempted assignment of the 1.1% share of the limited partnership interests in the Partnership other than the assignment contemplated by this agreement and that, on June 12, 1996, provided this agreement has been executed by IBC, IGC, and IGP good and marketable title to the 1.1% share of the limited partnership interests in the Partnership will be assigned in accordance with the terms of this agreement to IGC.

               (b) IGC represents and warrants that it is a limited partnership in good standing, duly organized, and existing under the laws of the State of Delaware, that it has the lawful authority to enter into and perform this agreement and by proper action has duly authorized the execution and delivery of this agreement, and that upon execution and delivery of this agreement by IBC, IGC, and IGP, this agreement will be valid and binding on IGC and enforceable against IGC in accordance with its terms.

               (c) IGP represents and warrants that it is a limited partnership in good standing, duly organized and existing under the laws of the State of Maryland, that it has the lawful authority to enter into and perform this Agreement and by proper action has duly authorized the execution and delivery of this Agreement, and upon execution and delivery of this Agreement, by IBC, IGC and IGP, this Agreement will be valid and binding on IGP and enforceable against IGP in accordance with its terms.

          6. Governing Law. This agreement shall be construed in accordance with and governed by the laws of the State of Maryland.

          7. Counterparts. This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which shall constitute a single agreement.

          8. Headings. The headings in this agreement are for convenience only and do not constitute a part of the agreement.

          9.   Agreement Entire.   Except as provided in the Sales Agreement,
this agreement sets forth all (and it is intended by the parties hereto to be an integration of all) of the promises, agreements, conditions, understandings, warranties and representations among the parties hereto with respect to the matters contained herein, and there are no promises, agreements, conditions, understandings, warranties or representations, oral or written, expressed or implied, among them other than as set forth herein.

          10. Binding Effect. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal and legal representatives, successors and assigns. Any conflict between this agreement and the Sales Agreement shall be resolved in favor of the Sales Agreement.

          11. Notices. All notices pertaining to the matters covered by this agreement shall be sent by certified or registered mail, with return receipt requested, and first class postage prepaid, (1) if to IGC, to 222 Smallwood Village Center, St. Charles, Maryland 20602, (2) if to IBC, to 222 Smallwood Village Center, St. Charles, Maryland 20602. (3) if to IGP, to 222 Smallwood
Village Center, St. Charles, Maryland  20602.   Notices shall be deemed given
on the date they are mailed.

          12. Gender and Number. Use of any gender herein shall be deemed to be or include the other genders and the use of the singular shall be deemed to be or include the plural (and vice versa) where appropriate.

          13. Severability. If any provisions of this agreement, or the application thereof to any person or circumstance, shall for any reason and to any extent be invalid and unenforceable, the remainder of this agreement and the application of such provision to other persons or circumstances shall not be affected thereby, and shall be enforced.

     IN WITNESS WHEREOF the parties hereto have signed this agreement under seal as of the 12th day of June, 1996.

                              Interstate Business Corporation

Attest /s/ Paula S. Biggs     By:  /s/ J. Michael Wilson
       ------------------          ----------------------------
Name:  Paula S. Biggs         Name: J. Michael Wilson
       ------------------          ----------------------------
Its:   Asst. Secretary        Its:  President
       ------------------          -----------------------------

                              Interstate General Company, L.P.
                              By:  Interstate General
                                   Management Corporation
                                   General Partner

Attest /s/ Steven Rigelsky    By:  /s/ John E. Hans
       -------------------         ---------------------------
Name:  Steven Rigelsky        Name: John E. Hans
       -------------------         ---------------------------
Its:   Vice President         Its:  Senior Vice President
       -------------------         ---------------------------

                              General Partner:

                              INTERSTATE GENERAL PROPERTIES
                              LIMITED PARTNERSHIP S.E.

                              By:  INTERSTATE GENERAL COMPANY L.P.
                                   General Partner

                                   By:  INTERSTATE GENERAL
                                        MANAGEMENT CORPORATION
                                        General Partner

Attest /s/ Steven Rigelsky    By:  /s/ John E. Hans
       -------------------         ---------------------------
Name:  Steven Rigelsky        Name: John E. Hans
       -------------------         ---------------------------
Its:   Vice President         Its:  Senior Vice President
       -------------------         ---------------------------

                                                            Exhibit C


                      ASSIGNMENT OF PARTNERSHIP INTEREST
                                       OF
                 HEADON HOUSE ASSOCIATES, LIMITED PARTNERSHIP


          This Agreement is made as of the 12th day of June, 1996, by and between Interstate Business Corporation, a Delaware corporation ("IBC") and Interstate General Company L.P., a Delaware Limited Partnership ("IGC").

          WHEREAS, IGC is the successor in interest of Interstate General Properties Limited Partnership S.E., and as such is the sole general partner of Headon House Associates Limited Partnership a Maryland Limited Partnership, (the "Partnership"); and

          WHEREAS, IBC is the successor in interest to King Charles, Inc. and has previously assigned to IGC a 49.9% share of the limited partnership interests in the Partnership; and

          WHEREAS, IBC wishes to assign its remaining 1.1% share of the limited partnership interests in the Partnership to IGC.

                             W I T N E S S E T H :

          In consideration of the mutual promises of the parties hereto and of other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto intending legally to be bound hereby agree as follows:

          1. Assignment. IBC does hereby sell, transfer, assign, and convey to IGC all of its right, title and interest in and to a 1.1% share of the limited partnership interests including but not limited to IBC's interest in the capital or income of the Partnership attributable to that 1.1% share of the limited partnership interests in the Partnership.

          2. Acceptance of Assignment. IGC does hereby accept the assignment as provided for in Section 1.

          3. Effective Date. This agreement shall be effective as of June 12, 1996, subject to the receipt of final HUD approval of the assignment of the partnership interest, being conveyed hereby, to the extent HUD determines that its approval is required. IBC will, if necessary, obtain the final HUD consent by August 12, 1996. In the event of any Partnership distributions, IBC will make payments to IGC in amounts necessary to afford to IGC economic benefits equivalent to full ownership of the partnership interests being conveyed hereby. This assignment is given pursuant to and is subject to the provisions of the Agreement of Purchase and Sale of even date herewith between IGC and IBC (the "Sales Agreement").

          4.   Representations and Warranties of the IBC.

               (a) IBC represents and warrants that it is a corporation in good standing, duly organized, and existing under the laws of the State of Delaware, that it has the lawful authority to enter into and perform this agreement and by proper action has duly authorized the execution, delivery and performance of this agreement, and that upon execution and delivery of this agreement by IBC and IGC, this agreement will be valid and binding on IBC and enforceable against IBC in accordance with its terms. IBC also represents and warrants that it has made no assignment or attempted assignment of the 1.1% share of the limited partnership interests in the Partnership other than the assignment contemplated by this agreement and that, on June 12, 1996, provided this agreement has been executed by IBC and IGC, good and marketable title to the 1.1% share of the limited partnership interests in the Partnership will be assigned in accordance with the terms of this agreement to IGC.

               (b) IGC represents and warrants that it is a limited partnership in good standing, duly organized, and existing under the laws of the State of Delaware, that it has the lawful authority to enter into and perform this agreement and by proper action has duly authorized the execution and delivery of this agreement, and that upon execution and delivery of this agreement by IBC and IGC, this agreement will be valid and binding on IGC and enforceable against IGC in accordance with its terms.

          5. Governing Law. This agreement shall be construed in accordance with and governed by the laws of the State of Maryland.

          6. Counterparts. This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which shall constitute a single agreement.

          7. Headings. The headings in this agreement are for convenience only and do not constitute a part of the agreement.

          8.   Agreement Entire.   Except as provided in the Sales Agreement,
this agreement sets forth all (and it is intended by the parties hereto to be an integration of all) of the promises, agreements, conditions, understandings, warranties and representations among the parties hereto with respect to the matters contained herein, and there are no promises, agreements, conditions, understandings, warranties or representations, oral or written, expressed or implied, among them other than as set forth herein.

           9. Binding Effect. Except as provided in the Sales Agreement, this agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal and legal representatives, successors and assigns. Any conflict between this agreement and the Sales Agreement shall be resolved in favor of the Sales Agreement.

          10. Notices. All notices pertaining to the matters covered by this agreement shall be sent by certified or registered mail, with return receipt requested, and first class postage prepaid, (1) if to IGC, to 222 Smallwood Village Center, St. Charles, Maryland 20602, (2) if to IBC, to 222 Smallwood Village Center, St. Charles, Maryland 20602. Notices shall be deemed given on the date they are mailed.

          11. Gender and Number. Use of any gender herein shall be deemed to be or include the other genders and the use of the singular shall be deemed to be or include the plural (and vice versa) where appropriate.

          12. Severability. If any provisions of this agreement, or the application thereof to any person or circumstance, shall for any reason and to any extent be invalid and unenforceable, the remainder of this agreement and the application of such provision to other persons or circumstances shall not be affected thereby, and shall be enforced.

     IN WITNESS WHEREOF the parties hereto have signed this agreement under seal as of the 12th day of June, 1996.

                              Interstate Business Corporation

Attest /s/ Paula S. Biggs     By:  /s/ J. Michael Wilson
       ------------------          ----------------------------
Name:  Paula S. Biggs         Name: J. Michael Wilson
       ------------------          ----------------------------
Its:   Asst. Secretary        Its:  President
       ------------------          -----------------------------

                              Interstate General Company, L.P.
                              By:  Interstate General
                                   Management Corporation
                                   General Partner

Attest /s/ Steven Rigelsky    By:  /s/ John E. Hans
       -------------------         ---------------------------
Name:  Steven Rigelsky        Name: John E. Hans
       -------------------         ---------------------------
Its:   Vice President         Its:  Senior Vice President
       -------------------         ---------------------------

                                Schedule 3.4(d)


     See the attached excerpt from the Annual Report on Form 10-K of Interstate General Company L.P. (the "Company") for the Year Ended December 31, 1995. Seller is a general partner of the Company.

Reclassifications
- -----------------

     Certain amounts presented for 1994 in the Consolidated Balance Sheet and for 1994 and 1993 in the Consolidated Statements of Income and Cash Flows have been reclassified to conform with the 1995 presentation.

(2)  GOING CONCERN AND RELATED MATTERS

     In March 1990, the Company received a notice (the "Notice") from the U.S. Army Corps of Engineers (the "Corps") asserting that unauthorized fill materials had been placed in portions of an approximately five-acre parcel in Charles County, Maryland (the "Site") owned by the Company and claimed by the Corps to constitute wetlands subject to regulation pursuant to the Clean Water Act. Following receipt of the Notice, the Company ceased development of the Site and remediated a portion of the Site in accordance with instructions issued by the Corps. The Company also commenced discussions with the Corps regarding mitigation plans that would preserve some commercial value for the Site and filed suit against the Corps claiming that a prohibition of development on the entire Site would constitute a governmental taking for which the Company would be entitled to compensation.

     In November 1993, the Company believed that it had an agreement in principle with the Corps that would settle the Company's claim and permit commercial development of a portion of the Site. However, in early 1994, the Company became aware that this matter had been referred to the U.S. Attorney for the District of Maryland. After conducting a lengthy investigation of the Company's wetlands practices in St. Charles, in October 1995 a grand jury convened by the U.S. Attorney charged that certain of the Company's practices with respect to four parcels, including the Site, constituted criminal violations of Section 404 of the Clean Water Act. The indictment charged each of IGC, its affiliate, St. Charles Associates, L.P. ("SCA"), and the Company's Chairman, James J. Wilson. During the U.S. Attorney's investigation, the Corps issued additional violation notices relating to filling portions of other parcels claimed by the Corps to be protected wetlands. In October 1995 the government filed a civil action in the U.S. District Court for the District of Maryland charging the Company and Mr. Wilson with violations of the Clean Water Act. Of the approximately 4,400 acres developed by the Company in St. Charles, approximately 70 acres are the subject of the civil and criminal charges.

     On February 29, 1996, each of IGC, SCA and Mr. Wilson were convicted on four counts of felony violations of Section 404 of the Clean Water Act. Sentencing is expected to occur in June 1996. On March 12, 1996, IGC and SCA received service of process with respect to the civil action. Maximum statutory penalties possible against each of IGC and SCA under the criminal action are $50,000 per day for each of four felony violations or, alternatively, twice the pecuniary gain realized by the Company from any illegal action. The maximum statutory penalty possible under the civil action is $25,000 per day for each of nine separate violations. Because the investigation with regard to the sentencing is ongoing, the Company cannot determine from what point in time these fines could be assessed. In the civil action, the U.S. Attorney also seeks to enjoin the Company from engaging in future illegal wetlands practices.

     During 1994 and 1995, the Company recognized approximately $4.6 million in legal and consulting expenses relating to these matters. Such expenses include a reserve available to cover future anticipated costs of the criminal and civil actions, including costs of appealing the criminal convictions. The amount of any fine in the current case cannot be estimated with certainty and as such the total costs incurred may exceed the amount reserved.

     Management believes the Company and Mr. Wilson have many strong arguments to present on appeal of the criminal convictions. Accordingly, the Company and Mr. Wilson will appeal the criminal convictions and will continue to defend vigorously against charges in the civil action.

     The Company's loan agreements contain certain restrictive covenants, cross default provisions and material adverse change in financial condition clauses. As a result of the Company's conviction on four felony counts of the Clean Water Act, Signet Bank issued a notice of default by the Company of certain loan agreement covenants pertaining to $3.3 million of debt. Negotiations of the terms and conditions of a forbearance agreement are in process. In addition, a $2.2 million payment was due NationsBank on March 31, 1996. Negotiations are in process to modify certain terms and conditions of the loans. Management expects to finalize these amendments and make the principal curtailment in April 1996. As a result of this notice of default, past due payment, and unless and until the criminal convictions are reversed on appeal, $47.3 million of the Company's bank debt could be called into default.

     The uncertainty with respect to the amount of penalties has hindered the Company's ability to secure financing and bonds necessary for the development of Fairway Village, the third of five villages in the Planned Unit Development of St. Charles, Maryland. The Company's current inventory of finished lots in St. Charles is anticipated to be sold during 1996, therefore, the development of additional lots is necessary to provide inventory for sales in 1997 and beyond.

     As a result of the uncertainty regarding the magnitude of fines, events of default, multiple loan defaults and uncertainty regarding the ability to obtain future financing, which may cause the Company to have negative cash flow in 1996, there is substantial doubt about the Company's ability to continue as a going concern.

     The Company has historically met its liquidity requirements principally from cash flow generated by land and home sales, property management fees, distributions from HDA and residential rental partnerships and from bank financing providing funds for development and working capital.

     As discussed in Note 4, the Company no longer receives distributions from HDA, as a result of the Company's distribution of Equus Units representing a 99% limited partnership interest in Equus to IGC Unitholders in February 1995. In addition, under the terms of IGC's loans, most of the cash generated by U.S. home and lot sales and distributions from partnerships, including distributions from partnership refinancings, will be used to further reduce bank loans and meet debt service requirements. As mentioned above, project financings have been delayed by the inability to determine the penalties related to the Company's felony convictions. Given these factors, the Company's ability to generate cash for overhead, development and other uses is limited.

     During the first quarter of 1996, four apartment projects in Puerto Rico were sold under the 1990 Low Income Housing Preservation and Resident Homeownership Act ("LIHPRHA"). The Company will retain the management contracts on the four apartments. This sale, after taxes, generated approximately $11.5 of cash. Approximately $10.2 million of cash proceeds is pledged to curtail bank debt and the remainder will be used to pay legal fees related to the wetlands convictions and support operations. As a result of the debt curtailments, the FDIC loan will be paid off and NationsBank will have a first lien on commercial properties in St. Charles which will have the effect of improving the Company's cash flow as the release prices under the NationsBank agreement are less than that of the FDIC.

     During 1995, the Company negotiated loan extensions with NationsBank and Signet Bank. NationsBank has agreed to extend the maturity of its loans until May 1998. Under the agreement, the extension of the maturity beyond November 30, 1995 was contingent upon a mandatory principal curtailment of $2.2 million which will be made with the proceeds of the LIHPRHA sale. Signet Bank agreed to extend the maturity of its loans until September 1996. The balance of the Signet loans as of December 31, 1995 is $3.3 million. The Company anticipates it will pay off these loans prior to their maturity with the proceeds from the sale of commercial and residential land which secure the loans.